Warrants	12 Months Ended
Dec. 31, 2017
Disclosure of share capital, reserves and other equity interest [Abstract]
Warrants
Warrants
Pursuant to the July 2016 Placement, on July 29, 2016 the Company issued 31,115,926 units to new and existing investors at the placing price of £1.4365 per unit. Each unit comprises one ordinary share and one warrant.
The warrant holders can subscribe for 0.4 of an ordinary share at a per share exercise price of 120% of the placing price or £1.7238. The warrant holders can opt for a cashless exercise of their warrants, whereby the warrant holders can choose to exchange the warrants held for reduced number of warrants exercisable at nil consideration. The reduced number of warrants is calculated based on a formula considering the share price and the exercise price of the warrants. The warrants are therefore classified as a derivative financial liability, since their exercise could result in a variable number of shares to be issued.
The warrants entitled the investors to subscribe for in aggregate a maximum of 12,446,370 shares. The warrants can be exercised on the earlier of the consummation of the Global Offering (being April 26, 2017) or the first anniversary of the grant, and the exercise period shall end on the fifth anniversary of the date of grant (being July 29, 2021).
The ordinary shares and warrants were accounted for as a compound financial instrument. The warrants component of the instrument issued at the July 2016 Placement was classified as a derivative financial liability and was initially measured at fair value of £9.0 million. The residual amount of proceeds totaling £35.7 million was recognized within equity. Subsequently the financial liability was re-measured at the reporting date at fair value through profit or loss.
The total of transaction costs the Company incurred for the above transactions amounted to £2.9 million of which £0.6 million was allocated to the warrants and the remaining £2.3 million was presented as a reduction to share premium, by reference to the proceeds allocated to each component. The amount assigned to the financial liability of the warrants was subsequently presented as finance expense in the Consolidated Statement of Comprehensive Income.
In the year ended 31 December 2017 warrants over 45,108 shares were forfeited (2016: nil).
The table below presents the assumptions in applying the Black-Scholes model to determine the fair value of the warrants.

	As of December 31, 2016	As of December 31, 2017
Shares available to be issued under warrants	12,446,370	12,401,262
Exercise price	£1.7238	£1.7238
Risk-free interest rate	0.088%	0.420%
Expected term to exercise	2.43 years	1.79 years
Annualized volatility	73.53%	47.35%
Dividend rate	0.00%	0.00%

The figures disclosed above relating to the issue of the shares and warrants have been retrospectively adjusted to reflect the 50-for-1 share consolidation as described in note 1. The original number of units issued to new and existing investors was 1,555,796,345 units at a placing price of 2.873 pence per unit and an exercise price of 3.4476 pence per share. This entitled the investors to subscribe for in aggregate a maximum of 622,318,538 shares.
As per the reporting date the Company updated the underlying assumptions and calculated a fair value of these warrants amounting to £1.3 million. The variance of £6.7 million is recorded as finance income in the Consolidated Statement of Comprehensive Income.

	Derivative financial instrument	Derivative financial instrument
	2016	2017
	£'000s	£'000s
At January 1	—	7,923
On issuance of shares	8,991	—
Fair value adjustments recognized in profit or loss	(1,068)	(6,650)
At December 31	7,923	1,273

For the amount recognized at December 31, 2017, the effect when some of these underlying parameters would deviate up or down is presented in the below table.

	Volatility (up / down 10% pts)	Time to maturity (up / down 6 months)
	£'000s	£'000s
Variable up	1,921	1,677
Base case, reported fair value	1,273	1,273
Variable down	694	843